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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 31, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
       Agreement, dated as of May 1, 2002, providing for the issuance of the Alternative Loan Trust 2002-6, Mortgage Pass-Through
                        Certificates, Series 2002-10).

                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

          Delaware                     333-74674               95-4449516
 ----------------------------          ---------               ----------
 (State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


4500 Park Granada
Calabasas, California                               91302
---------------------                             ---------
(Address of Principal                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3000
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP (included in
               Exhibit 5.1).

         23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
               5.1 and 8.1).

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Celia Coulter
                                                         -------------------
                                                      Celia Coulter
                                                      Vice President



Dated:  May 31, 2002

                                 Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                  5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                        5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibits 5.1 and 8.1)                                               5